Tax	6 Months Ended
Jun. 30, 2014
Tax
20 Tax

The effective tax rate of 72.3% in 6M14 mainly reflected the impact of the geographical mix of results, an income tax expense of CHF 151 million from a change in the New York state tax laws enacted in 6M14, the recognition of additional Swiss deferred tax assets relating to timing differences following certain changes in Swiss GAAP and the re-assessment of UK deferred tax assets resulting in a reduction of deferred tax assets on net operating losses. It also reflected that the majority of the litigation settlement charge of CHF 1,618 million was non-deductible. Overall, net deferred tax assets decreased CHF 621 million to CHF 5,478 million as of the end of 6M14 compared to 2013.

The presentation of income tax expense and deferred tax assets and liabilities is in accordance with Accounting Standards Codification Topic 740 – Income Taxes guidance to interim reporting.

The quarterly income tax expense includes the impact of the continuous re-assessment of the estimated annual effective tax rate as well as the impact of items that need to be recorded in the specific interim period in which they occur.

Net deferred tax assets related to net operating losses, net deferred tax assets on temporary differences and net deferred tax liabilities are presented in the following manner. Nettable gross deferred tax liabilities are allocated on a pro-rata basis to gross deferred tax assets on net operating losses and gross deferred tax assets on temporary differences. This approach is aligned with the underlying treatment of netting gross deferred tax assets and liabilities under the Basel III framework. Valuation allowances have been allocated against such deferred tax assets on net operating losses first with any remainder allocated to such deferred tax assets on temporary differences. This presentation is considered the most appropriate disclosure given the underlying nature of the gross deferred tax balances.

As of June 30, 2014, the Bank had accumulated undistributed earnings from foreign subsidiaries of CHF 6.2 billion which are considered indefinitely reinvested. The Bank would need to accrue and pay taxes on these undistributed earnings if such earnings were repatriated. No deferred tax liability was recorded in respect of those amounts as these earnings are considered indefinitely reinvested. It is not practicable to estimate the amount of unrecognized deferred tax liabilities for these undistributed foreign earnings.

The Bank is currently subject to ongoing tax audits and inquiries with the tax authorities in a number of jurisdictions, including the US, the UK and Switzerland. Although the timing of the completion of these audits is uncertain, it is reasonably possible that some of these audits and inquiries will be resolved within 12 months of the reporting date. It is reasonably possible that there will be a decrease between zero and CHF 57 million in unrecognized tax benefits within 12 months of the reporting date.

The Bank remains open to examination from federal, state, provincial or similar local jurisdictions from the following years onward in these major countries: Switzerland – 2010; Brazil – 2009; Japan – 2009; the UK – 2006; the US – 2006; and the Netherlands – 2005.

Effective tax rate

in	6M14	6M13
Effective tax rate (%)	72.3	27.7

Tax expense reconciliation

in	6M14
CHF million
Income tax expense computed at the statutory tax rate of 22%	244
Increase/(decrease) in income taxes resulting from
Foreign tax rate differential	366
Changes in tax law and rates	151
Other non-deductible expenses	443
Changes in deferred tax valuation allowance	513
Lower taxed income	(34)
Income taxable to noncontrolling interests	(153)
Change in recognition of outside basis difference	(733)
Tax deductible impairments of Swiss subsidiary investments	(18)
Other	23
Income tax expense	802

Foreign tax rate differential

6M14 included a foreign tax expense of CHF 366 million in respect of profits earned in higher tax jurisdictions, mainly Brazil and the US.

Changes in tax law and rates

6M14 included a tax expense of CHF 151 million related to the change in New York state tax laws.

Other non-deductible expenses

6M14 included the impact of CHF 328 million relating to the non-deductible amount of the litigation settlement charge, non-deductible interest expenses of CHF 79 million, non-deductible bank levy costs and other non-deductible compensation expenses of CHF 32 million.

Changes in deferred tax valuation allowance

6M14 included the impact of the increase of valuation allowances of CHF 113 million mainly in respect of three of the Bank’s operating entities, two in Europe and one in Asia, related to estimated current year earnings. Additionally, it also included an increase in valuation allowance for previously recognized deferred tax assets in respect of a Bank operating entity in the UK of CHF 400 million.

Lower taxed income

6M14 included a CHF 22 million income tax benefit related to non-taxable life insurance income and a tax benefit of CHF 12 million from non-taxable dividends.

Change in recognition of outside basis difference

6M14 included a CHF 733 million income tax benefit related to the enactment of a Swiss GAAP change impacting the expected reversal of the outside basis differences relating to Swiss subsidiary investments.

Other

6M14 included a tax charge of CHF 15 million relating to non-recoverable foreign taxes and a tax charge of CHF 5 million relating to the increase of tax contingency accruals.

Net deferred tax assets

end of	6M14	2013
Net deferred tax assets (CHF million)
Deferred tax assets	5,539	6,179
of which net operating losses	758	1,380
of which deductible temporary differences	4,781	4,799
Deferred tax liabilities	(61)	(80)
Net deferred tax assets	5,478	6,099